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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 5, 2003



                            TRINITY INDUSTRIES, INC.



         DELAWARE                    1-6903                     75-0225040
 (STATE OF INCORPORATION)     (COMMISSION FILE NO.)           (IRS EMPLOYER
                                                            IDENTIFICATION NO.)

            2525 STEMMONS FREEWAY, DALLAS, TEXAS            75207-2401
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (214) 631-4420

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ITEM 9.  REGULATION FD DISCLOSURE
ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         The following information is furnished pursuant to both Item 9 and Item 12.

         The Registrant hereby furnishes the information set forth in its News Release, dated November 5, 2003, announcing third quarter 2003 results, a copy of which is furnished as exhibit 99.1 and incorporated herein by reference. On November 6, 2003, the Registrant held a conference call and web cast with respect to its financial results for the third quarter of 2003. The conference call scripts of Neil O. Shoop, Treasurer, John L. Adams, Executive Vice President, Jim S. Ivy, Senior Vice President and Chief Financial Officer, D. Stephen Menzies, President of Trinity Industries Leasing Company, and Timothy R. Wallace, Chairman, President and Chief Executive Officer are furnished as exhibits 99.2, 99.3, 99.4, 99.5, and 99.6 respectively, and incorporated herein by reference. This information is not "filed" pursuant to the Securities and Exchange Act and is not incorporated by reference into any Securities Act registration statements. Additionally, the submissions of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.




SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               TRINITY INDUSTRIES, INC.

                                           By:  /s/ Michael G. Fortado
                                                -----------------------

                                                    Michael G. Fortado
                                                    Vice President and Secretary



Date:  November 7, 2003






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EXHIBIT INDEX


Exhibit No.                Description of Exhibit


Exhibit 99.1 News Release of Registrant dated November 5, 2003 with respect to the financial results for the third quarter of 2003.

Exhibit 99.2               Conference call script of November 6, 2003 of Neil O.
                           Shoop, Treasurer.

Exhibit 99.3               Conference call script of November 6, 2003 of John L.
                           Adams, Executive Vice President.

Exhibit 99.4               Conference call script of November 6, 2003 of Jim S.
                           Ivy, Senior Vice President and Chief Financial
                           Officer.

Exhibit 99.5               Conference call script of November 6, 2003 of D.
                           Stephen Menzies, President of Trinity Industries Leasing Company.

Exhibit 99.6               Conference call script of November 6, 2003 of Timothy
                           R. Wallace, Chairman, President and Chief Executive Officer.